UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 13, 2010 (August 9, 2010)
ODYSSEY HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33267	43-1723043
(State or other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)
717 North Harwood Street, Suite 1500
Dallas, Texas 75201
(Address of principal executive offices) (Zip code)
(214) 922-9711
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
          Odyssey HealthCare, Inc. (the “Company”) previously entered into employment agreements (each an “Executive Employment Agreement”) with the following named executive officers effective as follows: Robert A. Lefton, effective October 11, 2005; R. Dirk Allison, effective October 30, 2006; W. Bradley Bickham, effective August 1, 2005; Brenda A. Belger, effective August 1, 2005; and Craig P. Goguen, effective August 20, 2007. The Company has previously described the material terms of the Executive Employment Agreements in Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) with respect to Mr. Lefton on October 12, 2005, with respect to Mr. Allison on October 31, 2006, with respect to Mr. Bickham and Ms. Belger on August 5, 2005, and with respect to Mr. Goguen on July 26, 2007. On December 23, 2008 the Company entered into amended and restated Executive Employment Agreements with Mr. Lefton, Mr. Allison, Mr. Bickham, Ms. Belger, and Mr. Goguen. The Company has previously described the material terms of those amended and restated Executive Employment Agreements in the Current Report on Form 8-K filed with the Commission on December 23, 2008.
          On August 9, 2010, the Company and each of the named executive officers listed above entered into an amendment to their respective Executive Employment Agreements (the “Amendments”) that extend the term of the non-competition restrictions in order to comply with Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), and also to address the potential imposition of an excise tax pursuant to Section 4999 of the Code on some portion of the compensation or other payments due under such Executive Employment Agreements.
          This description of the Amendments is not complete and is qualified in its entirety by reference to the full text of the Amendments, filed as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 to this Current Report and incorporated herein by reference. In the event of any conflict between this summary and the full text of the Amendments, the text of the Amendments, as applicable, shall control.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Description
10.1	First Amendment to the Amended and Restated Employment Agreement by and between Odyssey HealthCare, Inc. and R. Dirk Allison, dated August 9, 2010.

10.2	First Amendment to the Amended and Restated Employment Agreement by and between Odyssey HealthCare, Inc. and Brenda Belger, dated August 9, 2010.

10.3	First Amendment to the Amended and Restated Employment Agreement by and between Odyssey HealthCare, Inc. and W. Bradley Bickham, dated August 9, 2010.

10.4	First Amendment to the Amended and Restated Employment Agreement by and between Odyssey HealthCare, Inc. and Craig Goguen, dated August 9, 2010.

10.5	First Amendment to the Amended and Restated Employment Agreement by and between Odyssey HealthCare, Inc. and Robert A. Lefton, dated August 9, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 13, 2010	ODYSSEY HEALTHCARE, INC.
	By:	/s/ W. Bradley Bickham
W. Bradley Bickham
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	First Amendment to the Amended and Restated Employment Agreement by and between Odyssey HealthCare, Inc. and R. Dirk Allison, dated August 9, 2010.

10.2	First Amendment to the Amended and Restated Employment Agreement by and between Odyssey HealthCare, Inc. and Brenda Belger, dated August 9, 2010.

10.3	First Amendment to the Amended and Restated Employment Agreement by and between Odyssey HealthCare, Inc. and W. Bradley Bickham, dated August 9, 2010.

10.4	First Amendment to the Amended and Restated Employment Agreement by and between Odyssey HealthCare, Inc. and Craig Goguen, dated August 9, 2010.

10.5	First Amendment to the Amended and Restated Employment Agreement by and between Odyssey HealthCare, Inc. and Robert A. Lefton, dated August 9, 2010.